Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Sale of European Business Operations

On December 31, 2016, Office Depot, Inc. (the “Company” or “Office Depot”) closed the transaction contemplated by the Sale and Purchase Agreement by and among the Company, Office Depot Foreign Holdings LP, LLC (“Office Depot Foreign Holdings LP”), Office Depot Foreign Holdings GP, LLC (“Office Depot Foreign Holdings GP” and together with Office Depot Foreign Holdings LP, “Office Depot Foreign Holdings”), Aurelius Rho Invest NL DS B.V. (the “LP Purchaser”), and Aurelius Rho Invest NL Two B.V. (the “GP Purchaser”), each subsidiaries of The AURELIUS Group (LP Purchaser and GP Purchaser collectively shall be referred to as, the “Purchasers”), dated November 22, 2016, as amended, to complete the sale of the Company’s European business operations (the “OD European Business”). The transaction was consummated as an equity sale, for nominal consideration, with the Purchasers acquiring the OD European Business with its assets and liabilities.

Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated financial statements were derived from the historical consolidated financial statements of the Company, which were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Beginning in the third quarter of 2016, the Company reclassified substantially all of the operations of its International Division, which include the OD European Business, to discontinued operations, net of tax in the Condensed Consolidated Statements of Operations and also reclassified the related assets and liabilities as current assets and liabilities of discontinued operations on the Condensed Consolidated Balance Sheet as of September 24, 2016 which were included in the Company’s Quarterly Report on Form 10-Q for the period ended September 24, 2016 as filed with the U.S. Securities and Exchange Commission on November 2, 2016 (the “third quarter 2016 Form 10-Q”). Because the operating results of the OD European Business were included as discontinued operations as reported in the Company’s third quarter 2016 Form 10-Q, additional pro forma information for the interim period is not provided herein.

The unaudited pro forma consolidated statements of operations for the fiscal years ended 2015, 2014 and 2013, give effect to the sale of the OD European Business, as if it had occurred on December 30, 2012, the first day of fiscal year 2013.

The Company believes that the adjustments related to the sale of the OD European Business presented in the unaudited pro forma consolidated financial information contained herein are consistent with the guidance for discontinued operations under U.S. GAAP. However, estimates used in preparing this unaudited pro forma information may change as the Company finalizes its discontinued operations accounting to be reported in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

The following unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company, the accompanying notes to those financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Office Depot’s Annual Report on Form 10-K for the fiscal year ended December 26, 2015 and the third quarter 2016 Form 10-Q. The unaudited pro forma consolidated financial statements have been presented for informational purposes only. The unaudited pro forma consolidated financial statements are not necessarily indicative of what our results of operations or financial condition would have been had the transactions to which the pro forma adjustments relate actually occurred on the dates indicated, and they do not assert to project our results of operations or financial condition for any future period or as of any future date.

FORWARD LOOKING STATEMENT: This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to, among other things, Office Depot, based on current beliefs and assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s control. There can be no assurances that Office Depot will realize these expectations or that these beliefs will prove correct, and therefore, investors and stockholders should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, risks related to the termination of the Staples acquisition; disruption in key business activities or any impact on Office Depot’s relationships with third parties as a result of the announcement of the termination of the Staples Merger Agreement; unanticipated changes in the markets for Office Depot’s business segments; the inability to realize expected benefits from the disposition of the European operations; fluctuations in currency exchange rates, unanticipated downturns in business relationships with customers; competitive pressures on Office Depot’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technology products and services; unexpected technical or marketing difficulties; unexpected claims, charges, litigation, dispute resolutions or settlement expenses; new laws and governmental regulations. The foregoing list of factors is not exhaustive. Investors and stockholders should carefully consider the foregoing factors and the other risks and uncertainties described in Office Depot’s Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Office Depot does not assume any obligation to update or revise any forward-looking statements.

OFFICE DEPOT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 26, 2015

(In millions, except per share amounts)

		Pro Forma Adjustments
	As Reported	Disposal of OD European Business	Pro Forma
Sales	$14,485	$(2,136)	$12,349
Cost of goods sold and occupancy costs	10,983	(1,605)	9,378

Gross profit	3,502	(531)	2,971
Selling, general and administrative expenses	3,042	(507)	2,535
Asset impairments	13	—	13
Merger, restructuring, and other operating expenses, net	332	(82)	250

Operating income	115	58	173
Other income (expense):
Interest income	24	—	24
Interest expense	(93)	2	(91)
Other income (expense), net	1	(2)	(1)

Income before income taxes	47	58	105
Income tax expense	39	(10)	29

Net income	$8	$68	$76

Basic and diluted earnings per share	$0.01		$0.14

Weighted average shares outstanding:
Basic	547		547

Diluted	555		555

OFFICE DEPOT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 27, 2014

(In millions, except per share amounts)

		Pro Forma Adjustments
	As Reported	Disposal of OD European Business	Pro Forma
Sales	$16,096	$(2,641)	$13,455
Cost of goods sold and occupancy costs	12,320	(1,980)	10,340

Gross profit	3,776	(661)	3,115
Selling, general and administrative expenses	3,479	(623)	2,856
Asset impairments	88	(32)	56
Merger, restructuring, and other operating expenses, net	403	(61)	342
Legal Accrual	81	—	81

Operating loss	(275)	55	(220)
Other income (expense):
Interest income	24	—	24
Interest expense	(89)	2	(87)
Other income (expense), net	—	2	2

Loss before income taxes	(340)	59	(281)
Income tax expense	12	(6)	6

Net loss	(352)	65	(287)
Less: Results attributable to the noncontrolling interests	2	—	2

Net loss attributable to Office Depot, Inc.	$(354)	$65	$(289)

Basic and diluted loss per share	$(0.66)		$(0.54)

Weighted average shares outstanding:

Basic and diluted	535		535

OFFICE DEPOT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 28, 2013

(In millions, except per share amounts)

		Pro Forma Adjustments
	As Reported	Disposal of OD European Business	Pro Forma
Sales	$11,242	$(2,717)	$8,525
Cost of goods sold and occupancy costs	8,616	(2,043)	6,573

Gross profit	2,626	(674)	1,952
Selling, general and administrative expenses	2,560	(638)	1,922
Asset impairments	70	(44)	26
Merger, restructuring, and other operating expenses, net	201	(12)	189

Operating loss	(205)	20	(185)
Other income (expense):
Interest income	5	—	5
Interest expense	(69)	2	(67)
Gain on disposition of joint venture	382	(382)	—
Other income, net	14	(15)	(1)

Income (loss) before income taxes	127	(375)	(248)
Income tax expense	147	(130)	17

Net loss	(20)	(245)	(265)
Preferred stock dividends	73	—	73

Net loss attributable to common stockholders	$(93)	$(245)	$(338)

Basic and diluted loss per share	$(0.29)		$(1.06)

Weighted average shares outstanding:

Basic and diluted	318		318